EXHIBIT 10.9

                  EXTENSION AND MODIFICATION OF LOANS AGREEMENT
                  ---------------------------------------------


     SOUTHTRUST BANK, a state banking corporation, formerly known as SouthTrust Bank, N.A. and SouthTrust Bank, National Association, whose address is 112 W. 23rd Street, Panama City, FL 32405 (the "Bank"); DONAL R. MYRICK, an individual whose place of residence is 511 Circle Avenue, Ft. Walton Beach, Florida 32548 (collectively, the "Guarantor"); and Spectrum Science & Software, Inc., a Florida corporation having its principal place of business at 91 Hill Avenue, Ft. Walton Beach, Florida 32548 (the "Company") hereby enter into this Extension and Modification of Loans Agreement (this "Agreement") on this 31st day of January, 2003 (the "Effective Date"). The Bank, the Guarantor, and the Company are sometimes referred to collectively as the "Parties" and the Guarantor and the Company are sometimes referred to collectively as the "Obligors".

     IN CONSIDERATION of Ten and No/100 Dollars and other good and valuable consideration, the receipt and sufficiency of which is acknowledged and agreed, the Parties agree as follows:

1.     BACKGROUND  FACTS.  The  following  facts  are true and correct as of the
       -----------------
date  hereof:

     A. The Parties previously entered into a certain Forbearance Agreement dated February 28, 2002, a Second Forbearance Agreement dated June 13, 2002 and a Third Forbearance Agreement dated November 4, 2002 (the "Prior Agreements"). Copies of the Prior Agreements are attached hereto as, collectively, Exhibit "A".

     B. The loans which are outstanding as between the Bank and Obligors are more specifically described in the First Forbearance Agreement, described in 1A above, and are sometimes referred to hereinafter as the First $1,000,000.00 Line, the Second $1,000,000.00 Line, the Hundred Thousand Dollar ($100,000.00) Note, the Equipment Term Note, the Real Estate Note and the One Hundred Ninety Eight Thousand Dollar ($198,000,00) Note and One Hundred Forty Five Thousand ($145,000.00) Note, (referred to collectively herein as the "Notes" and individually as a "Note") and the indebtedness evidenced by each Note being referred to as a "Loan" and collectively as "the Loans", and all documents relating to and evidencing the Loans referred to herein as the "Loan Documents". The First $1,000,000.00 Line, the Second $1,000,000.00 Line, the $100,000.00 Note and the $145,000.00 Note are
          the Loans being hereby extended and modified and are referred to collectively as the "Priority Loans."

     C. Each of the Loans and all of the obligations thereunder were and continue to be guaranteed by the Guarantor.


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     D.   The  Obligors'  obligations  under the terms of the Loans and the Loan
          Documents are and continue to be secured by grants and pledges of mortgage lien and other security interests and certain collateral, (collectively "the Collateral") all as is more fully set forth in the First Forbearance Agreement and in the Loan Documents.

     E. As of January 15, 2003, the total amounts due and owning on the Notes as principal and interest are described on Exhibit "A" hereto. The amounts shown on Exhibit "A" do not include late fees, attorney's fees and costs of collection and other obligations associated with the Notes or Loans.

     F. As of the date of this Agreement, the Obligors are in default under all of the Priority Loans and the Bank has the right to foreclose on the Collateral and to proceed to collect the debt owed to it by the Obligors by legal process or through other remedies available to it pursuant to the Loan Documents and applicable law.

     G. The Obligors have requested that the Bank enter into an agreement whereby the Bank will agree to extend and modify the Priority Loans upon the terms expressed herein, in exchange for certain considerations extended by the Obligors, all as is more particularly set forth in this Agreement.

2.     EXTENSION  OF  MATURITY DATE OF LOANS.   The maturity date of each of the
       --------------------------------------
Priority Loans is hereby extended through and until close of business, July 25, 2003, (the "Extended Maturity Date"), at which time all then unpaid principal plus all accrued and unpaid interest under the Priority Loans shall be due and payable by the Obligors to the Bank.

3.     PAYMENTS  ON  THE  LOANS.
       -------------------------

     A. Obligors shall make one (1) lump-sum payment per month in the amount of Sixty Thousand Dollars ($60,000.00) on the Priority Loans, with the first payment being due February 25, 2003 and like payments due on the 25th day of March, April, May and June, 2003 ("Monthly Payments"), and with a final payment due July 25, 2003 as described in paragraph 2 above. The Bank will apply the Monthly Payments first to accrued and unpaid interest then to principal, and will apply the Monthly Payments to the Priority Loans in the priority and proportion as determined by the Bank in its sole discretion.

     B. The Bank shall have the right but not the obligation to set off from the Spectrum Demand Deposit Account No. 68284672 (the "DDA Account") the amount of the Monthly Payments, however any such set off from the DDA Account and application of payments shall not relieve the Obligors of the obligation of insuring that the Monthly Payments are timely made to the Bank.

     C. During the period from the date of this Agreement through the Extended Maturity Date, the Obligors shall maintain current all regularly scheduled payments of principal and interest on all Loans other than the Priority Loans.


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     D.   The Bank acknowledges that Borrower, as of the date of this Agreement, has paid interest current on the Priority Loans through January 25, 2003 and that all Loans other than the Priority Loans are current as of date of this Agreement.

4.     DRAW  DOWN.  From  date  of this Agreement through and until the Extended
       ----------
Maturity Date, the Company will not be entitled to draw down any further funds, or receive any additional funds on or on account of any of the Loans.

5.     CROSS-DEFAULT.  Guarantor  and  the Company each expressly agree that all
       --------------
of the Loans are cross-defaulted with one another, and Obligors agree that the occurrence of an Event of Default as defined in, and pursuant to any one of the Notes or the Loan Documents pertaining to such Loan, which is not cured within applicable grace or curative periods, shall constitute an immediate Event of Default (without need of notice or the expiration of any additional cure period other than specified in such Loan Documents) under the other Notes and Loan Documents.

6.     CROSS-COLLATERALIZATION.  Guarantor  and the Company each expressly agree
       -----------------------
that all of the Loans are cross-collateralized with one another, and Obligors agree that the collateral described in each of the Loan Documents shall continue to secure each of the Loans, and shall secure, in addition to the Loan it relates to, the obligations of Obligors under the other Loan Documents including, without limitation, the Company's obligation to pay the principal and interest on each of the other Loans, as the same may hereafter be renewed, modified, amended or extended, and to pay all other indebtedness and other agreed charges and to perform all of the terms and conditions under the other Loan Documents.

7.     RAYTHEON  RENTAL PAYMENTS.   All rental payments to the Company which are
       --------------------------
due or which are to be made to the Company from the Company's tenant, Raytheon, will continue be paid directly to SouthTrust, deposited into the Company's account, and will be available for use by the Company for legitimate business operating expenses. If Obligors have not as of date of this Agreement done so, the Obligors shall cause Raytheon to deliver to SouthTrust, within ten (10) days of the Effective Date of this Agreement, a letter of attornment and estoppel, all in form acceptable to SouthTrust, regarding the lease obligations and payments.

8.     PRIOR  AGREEMENT  PROVISION.  The  Bank  and  the  Obligors  reaffirm the
       ----------------------------
continuing effectiveness of paragraph 6 of the February 28, 2002 Forbearance Agreement.

9.     ADDITIONAL  OBLIGATIONS.  The  Obligors  understand  and  agree  that
       -----------------------
obligations  which  are  due  under the terms of the Loans shall and do include,
       --
without limitation, all attorneys' fees and costs associated with negotiation and preparation of this Agreement, the Prior Agreements, and all documents associated therewith.

10.     IMPAIRMENT OF COLLATERAL.  From date of this Agreement through and until
        ------------------------
the Extended Maturity Date, the Obligors shall take no action whatsoever to impair any of the Bank's Collateral as described in any of the Loan Documents,
in  this  Agreement  or  in  the   Prior  Agreements.


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11.     NO  WAIVER.  The  Bank  has not waived and it is not now waiving (nor is
        ----------
anyone acting on its behalf) any default on Obligors' part which may have occurred prior to date of this Agreement under any of the Loan Documents, and no act or omission by the Bank or on its behalf shall constitute or be construed as a waiver of any past or presently existing or hereafter arising default (whether or not similar to Obligors' past or present conduct), nor as a waiver or modification of any remedies now or hereafter available to the Bank. Without limiting the generality of the foregoing, the Bank specifically reserves the right to insist on strict compliance with the terms of the Loan Documents, and this Agreement and the Obligors expressly acknowledge hereby such reservation of rights by the Bank. Further, the Bank specifically reserves all rights to all remedies available to it under applicable law regarding all prior defaults under the Loan Documents.

12.     RELEASE  OF  CLAIMS.  Obligors,  jointly  and  severally,  hereby waive,
        -------------------
relinquish and release all claims, counterclaims, causes of action and defenses of every kind or nature, at law or in equity, whether known or unknown, liquidated or contingent, foreseen or unforeseen, in contract, tort or otherwise, now or arising out of or relating to any agreement, transaction or dealing between Obligors and the Bank (on or before the date of this Agreement) and hereby release the Bank and its stockholders, directors, officers, employees, insurers, contractors, subcontractors, attorneys and agents in respect of any such claims, counterclaims, causes of action and defenses from the beginning of the world to the date of this Agreement. Without limiting the generality of the foregoing, Obligors have no defenses, counterclaims, right of offset or similar rights or claims against the Bank. Obligors also agree that the Bank shall be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the United States Code, as amended or otherwise, on or against the exercise of the rights and remedies otherwise available to the Bank under this Agreement or any other agreement, and as otherwise provided by law, and Obligors hereby waive the benefits of such automatic stay and consent and agree to raise no objection to such relief.

13.     GOVERNING  LAW.  The validity, interpretation, enforcement and effect of
        --------------
this Agreement shall be governed by, and construed in accordance with the laws of the State of Florida.

14.     DEFAULT.  Notwithstanding  anything  to  the any other provision hereof,
        -------
this Agreement and the Bank's obligations hereunder shall automatically terminate and become null and void, and the Notes and the Obligations evidenced thereby, and all security instruments securing same, shall immediately become due, payable and enforceable if any of the following events shall occur: the Company or the Guarantor becomes insolvent; the Company or the Guarantor executes an assignment for the benefit of creditors; a receiver is appointed for the Company's or the Guarantor's property; a petition is filed under any provision of the United States Bankruptcy Code by or against the Company or the Guarantor; any of the Company's or the Guarantor's property (including without limitation the Collateral) is attached. Any default under any of the terms of the Loan Documents shall also constitute a default under the terms of this Agreement.


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15.     SEVERABILITY.  Should  any  paragraph,  provision  or  clause  in  this
        ------------
Agreement be found to be ineffective, invalid, or unenforceable, the remainder of this Agreement shall be valid and enforceable, and the Parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the Parties' intent in entering into this Agreement.

16.     ENTIRE  AGREEMENT.  This  Agreement  constitutes the entire agreement of
        -----------------
the Parties as to the subject matter hereof. Except as expressly modified by this Agreement, the terms, provisions, covenants and conditions of the Loan Documents shall remain unchanged and are hereby ratified and confirmed as being in full force and effect.

17.     VOLUNTARY EXECUTION.  This Agreement is executed voluntarily and without
        -------------------
any duress or undo influence on the part or behalf of the Parties hereto. The Parties acknowledge that:

     (a)     They  have  read  this  Agreement;

     (b) They have been represented in the preparation, negotiation and execution of this Agreement by legal counsel of their own choice, or they have voluntarily declined to seek such counsel;

     (c) They understand the terms and consequences of this Agreement and of the releases and waivers it contains;

     (d) They are fully aware of the legal and binding effect of this Agreement.

18.     VENUE.  If  any  action shall be brought by any of the Parties under the
        -----
terms of or seeking to enforce this Agreement, the Parties hereby expressly agree that venue and jurisdiction shall be proper only in the Circuit Courts of Bay County in Florida. The Parties hereby expressly waive any right they may have to require venue or jurisdiction to lie in any other place or locale.

19.     NOTICES.  Any  notice,  request,  instruction,  or  other document to be
        -------
delivered hereunder shall be deemed sufficiently given if in writing and delivered personally or mailed by certified mail, postage prepaid, to the addresses for the parties first appearing above. All payments due from the Company to the Bank shall be made by cash, certified check or other good funds and delivered on or before the due date.

20.     WAIVER.  No  delay  or  failure by any Party to exercise any right under
        ------
this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

21.     TIME  OF  THE  ESSENCE.  Time is of the essence as to this Agreement and
        ----------------------
all  performances  hereunder.

22.     GENDER.  The use of any gender in this Agreement shall include all other
        ------
genders.  The  singular  shall  include  the  plural.


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23.     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or  more
        ------------
counterparts,  each  of  which  shall  be  deemed  an original, but all of which
        ---
together  shall  constitute  one  and  the  same  instrument.

24.     BINDING  EFFECT.  This  Agreement shall be binding upon and inure to the
        ---------------
benefit of the Parties hereto and their respective heirs, estates, legal and personal representatives, successors and assigns.

25.     ATTORNEYS  FEES.  In  the  event  of any litigation or other enforcement
        ---------------
action of any type pertaining in any way to this Agreement, the transactions contemplated hereby, or any other agreement related hereto, the prevailing Party shall be entitled to the payment of his, her or its attorneys' fees and court costs incurred at all trial and appellate levels of the litigation or other proceeding, or any enforcement action by the non-prevailing Party.

26.     FUTURE ASSURANCES.  Each Party hereto covenants and agrees that he or it
        -----------------
will at any time and from time to time do such acts and execute, acknowledge and deliver, or cause to be delivered, such documents as may be necessary or desirable in order to carry out fully and effectuate the accommodations and agreements contemplated by this Agreement.

27.     WAIVER  OF  JURY  TRIAL.  THE  BANK AND THE OBLIGORS MUTUALLY AGREE THAT
        -----------------------
THEY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY DISPUTE OR COURT ACTION ARISING FROM, GROWING OUT OF, OR RELATED TO THIS AGREEMENT OR THE LOANS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A SIGNIFICANT CONSIDERATION TO, AND A MATERIAL, INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

28.     SPECIAL  PROVISIONS.  In  addition  to any prohibitions, restrictions or
        --------------------
events of default contained in any of the Loan Documents relating to the contents of this paragraph 28, the Obligors hereby specifically agree that they shall not, without the prior written consent of the Bank, which may be unreasonably withheld, take any further action whatsoever to: merge the Company into another company; or merge another company into the Company or; cause the Company to become a wholly owned subsidiary or owned subsidiary of another company or entity; or cause any change in control of more than 25% of the common stock or preferred stock of the Company; or initiate any further action whatsoever which if completed would result in a change of name of the Company; or initiate any further action related to the status of the stock of the Company with respect to its trade either "over the counter" or on one of the recognized national exchanges in the United States or abroad; or initiate any action which would if completed result in a reorganization of any kind whatsoever of the Company; or cause a change in the management or officers or directors of the Company. Any breach of any of the terms and conditions of this paragraph, or any similar provision in any of the Loan Documents, will constitute a default under the terms of the Loan Documents entitling the Bank, without further notice, to take advantage of such remedies as are available to it at law or in equity with respect to the Loan Documents. Nothing herein shall be construed as a waiver of any default on Obligors' part which may have occurred prior to the date of this Agreement under any of the Loan Documents.


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     IN  WITNESS  WHEREOF, the parties have caused this Agreement to be executed as  of  the  first  date  set  forth  above.
Signed,  sealed  and  delivered
in  the  presence  of:

                                              SOUTHTRUST  BANK


                                              By:  /S/  Russell  R.  Enfinger
-------------------------------                    --------------------------
(name)                                        Russell  R.  Enfinger
                                              Senior  Vice  President


                                              GUARANTOR


             /S/  Tracy  Walker               /S/  Donal  R.  Myrick
-------------------------------               --------------------------
(name)                                        Donal  R.  Myrick
            /S/  Kavin  McTear
-------------------------------
(name)


                                              SPECTRUM SCIENCES & SOFTWARE, INC.


            /S/  Tracy  Walker                By:    /S/  Donal  R.  Myrick
-------------------------------                      --------------------------
(name)                                        (name)  Donal  R.  Myrick
                                              Its:   President

            /S/  Kavin  McTear
-------------------------------
(name)
                                              and


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        /S/  Andra  Fitzgerald                By:  /S/  Donald  L  Garrison
-------------------------------                    ----------------------------
(name)                                        (name)  Donald  L.  Garrison
                                              Its:   Chief  Operating  Officer

          /S/  Dana  Paschall
------------------------------
(name)



STATE  OF  FLORIDA
COUNTY  OF  BAY

     The foregoing instrument was acknowledged before me this _______ day of ___________, 2003, by Russell R. Enfinger, as Senior Vice President of the Bank, on behalf of the Bank, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                      /S/  Andra  C.  Fitzgerald
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:



STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2003, by Donal R. Myrick, individually, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                      /S/  Andra  C.  Fitzgerald
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


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STATE  OF  FLORIDA
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2002, by Donal R. Myrick, as President of Spectrum Sciences &
Software,  Inc.,  a  Florida  corporation,  on  behalf  of the corporation, who:
(notary  MUST  check  applicable  line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                      /S/  Annie  Raines
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this _______ day of ________, 2003, by Donald L. Garrison, Chief Operating Officer of Spectrum Sciences, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                      /S/  Annie  Raines
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


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